Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2021
Prepaid Expenses and Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 6 – PREPAID EXPENSES AND OTHER CURRENT ASSETS

At December 31, 2021 and 2020, prepaid expenses and current assets consisted of the following:

	As of December 31,
	2021	2020
Other receivables, net	$105,623	$909,046
Loan receivable	211,060	160,087
Prepaid expenses	43,869	6,066
Total	$360,552	$1,075,199

On January 13, 2020, the Company entered into a loan agreement in the principal amount of RMB1,000,000 (approximately $153,193) to an unrelated party, which was restricted for its operating activities, to improve the utilization and efficiency of the Company’s free cash. The loan was due by January 13, 2021 at a rate of 4.5% per annum. The principal and the accrued interest have been repaid by February 4, 2021.

On April 12, 2021, the Company entered into a loan agreement in the principal amount of RMB1,300,000 (approximately $204,441) to an unrelated party, which was restricted for its operating activities, to improve the utilization and efficiency of the Company’s free cash. The loan will be due by March 31, 2022 at a rate of 4.5% per annum. The principal and the accrued interest have been repaid by March 31, 2022.

On June 8, 2021, the Company entered into a loan agreement in the principal amount of RMB1,000,000 (approximately $153,193) to an unrelated party, which was restricted for its operating activities, to improve the utilization and efficiency of the Company’s free cash. The loan was due by July 15, 2021 at a rate of 4.5% per annum. The principal have been repaid by July 14, 2021 one day in advance.

	As of December 31,
	2021	2020
Loan receivable:
Principal	$204,441	$153,193
Interest receivable	6,619	6,894
Total	$211,060	$160,087